Exhibit 10.5

FIRST AMENDMENT

THIS FIRST AMENDMENT to the Guaranty (as defined below) (the “Amendment”) is entered into as of      , 2024 (the “Effective Date”), by and between AIU 8800 VILLAGE DRIVE, LLC, a Delaware limited liability company (the “Guarantor”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Lender”, and collectively with Guarantor, the “Parties”).

BACKGROUND

A. Clearday, Inc., a Delaware corporation (the “Borrower”) and the Lender are the parties to that certain promissory note in the original principal amount of $600,000.00 dated on or around July 1, 2022 (the “First Note”); and

B. The Borrower and the Lender are the parties to that certain promissory note in the original principal amount of $315,000.00 dated on or around September 28, 2022 (the “Second Note”); and

C. The Borrower and the Lender are the parties to that certain promissory note in the original principal amount of $756,000.00 dated on or around January 12, 2023 (including the Third Note Additional Funding (as defined in this Amendment), the “Third Note”); and

D. The Parties are the parties to that certain guaranty dated on or around February 8, 2024 (as amended from time to time, the “Guaranty”), a copy of which is attached hereto as Exhibit “A”; and

E. The Lender funded a second tranche purchase price of $100,000.00 under the Third Note on or around February 8, 2024, which resulted in an increase of $111,111.11 of principal to the Third Note (the “Third Note Additional Funding”); and

F. The Borrower and the Lender are the parties to that certain promissory note in the original principal amount of $1,558,000.00 dated on or around      , 2024 (the “Fourth Note”, and collectively with the First Note, Second Note, and Third Note, the “Notes”); and

G. Guarantor acknowledges that it expects to benefit from Lender’s funding of the Fourth Note because of Guarantor’s relationship with Borrower, and that Guarantor is executing this Guaranty in consideration of that anticipated benefit; and

H. The Parties desire to amend the Guaranty as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to fund the purchase price under the Fourth Note to the Borrower, the Parties agree as follows:

1. Unless otherwise defined herein, terms defined in the Guaranty and used herein shall have the meanings given to them in the Guaranty.

2. All references to “Notes” in the Guaranty shall have the meaning given to it in this Amendment. For the avoidance of doubt, the Obligations (as defined in the Guaranty) shall now mean the payment of the entire principal balance of the Notes, all accrued interest thereon, all penalties therein, and all costs and expenses incurred by Lender, including without limitation, the costs and expenses of Lender’s outside counsel, in connection with the enforcement of Borrower’s obligations under the Notes, as and when the same shall be due and payable.

3. Section 17 of the Guaranty shall apply to this Amendment.

4. This Amendment may be executed in two or more counterparts, each of which when so executed and delivered to the other party shall be deemed an original. The executed page(s) from each original may be joined together and attached to one such original and shall thereupon constitute one and the same instrument. Such counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Guaranty. Except as specifically modified hereby, all of the provisions of the Guaranty, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first above written.

AIU 8800 VILLAGE DRIVE, LLC		Mast Hill Fund, L.P.

By:	Naples JV LLC	By:
	a Delaware limited liability company Sole Member	Name:	Patrick Hassani
		Title:	Chief Investment Officer
By:
Name:	James Walesa
Title:	Manager

Exhibit A

(see attached)